PROVISIONS	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
The following table presents the change in the decommissioning liabilities for the company:

(MILLIONS)	2021	2020
Balance, beginning of the year	$567	$442
Acquisitions through business combinations	—	23
Disposals	(12)	—
Accretion	9	13
Changes in estimates	(60)	80
Foreign exchange	(7)	9
Balance, end of the year	$497	$567
The company has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and solar operation sites that are expected to be restored between the years 2031 to 2055. The estimated cost of decommissioning activities is based on a third-party assessment.
For details on other legal provisions, please refer to Note 26 – Commitments, contingencies and guarantees.